Exhibit 10.12

                                ESCROW AGREEMENT

      ESCROW AGREEMENT dated as of July 21, 2003, by and among Sommer & Schneider LLP, as escrow agent ("Escrow Agent"), Tele-V, Inc., a New York corporation whose principal business address is 1120 Avenue of the Americas, Suite 4020, New York, New York 10019 ("Tele") and its subsidiaries and affiliates--Genio Cards LLC, Tele-V, LLC, and Tele-V Media LLC, each a Delaware limited liability company with a principal business address located at 1120 Avenue of the Americas, Suite 4020, New York, New York 10019 ("Genio", "TVLLC" and "TV Media", respectively, and collectively with Tele, "TV") and Shai Bar-Lavi, an officer, director and significant shareholder of Tele (the "Principal Seller") and the remaining stockholders of Tele whose names are set forth on the signature pages annexed hereto and National Management Consulting, Inc., a Delaware corporation whose principal business address is 545 Madison Avenue, 6th Floor, New York, New York 10022 ("National").

                                   WITNESSETH

      WHEREAS, the Principal Seller and the remaining shareholders of Tele (collectively, the "Sellers") are the owners of all of the issued and outstanding common stock of Tele (the "Tele Common Stock") and Tele is the sole member of Genio, TVLLC and TV Media, respectively (the "Genio Membership Interests", the "TVLLC Membership Interests", and the "TV Media Membership Interests", respectively and collectively, the "Membership Interests"); and

      WHEREAS, Tele and the Principal Seller and National are parties to that certain Stock Purchase Agreement dated as of July 9, 2003 (the "Purchase Agreement"), pursuant to which National has agreed to acquire all of the Tele Common Stock in exchange for common stock of National as more fully set forth in the Purchase Agreement (collectively, the "Acquisition"); and

      WHEREAS, the Purchase Agreement provides for the establishment of an escrow account for the escrowing of certain shares of the National common stock to be issued in connection with the Acquisition with an escrow agent for potential release to the Sellers in the event that the business of TV (the "Business") attains certain revenue and EBITDA targets during prescribed periods; and

      WHEREAS, the Escrow Agent has agreed to act as the escrow agent with respect to the shares of National common stock to be escrowed in accordance with the Purchase Agreement on the terms set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties do hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

      2. Appointment. The Escrow Agent shall act as the escrow agent as set forth herein, and as such shall receive, acknowledge receipt, retain, release and deliver the Escrowed Shares on the terms, and subject to the conditions, set forth herein.

      3.    Rights, Duties and Immunities.

            (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement. The Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement, and the Escrow Agent shall not be deemed to have any knowledge of, or responsibility for, the terms of any other agreement, instrument or document.

            (b) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any party hereto, or of any one else, to deliver documents to the Escrow Agent or otherwise to honor any of the provisions of this Agreement or otherwise.

            (c) Except as provided in Section 7(b) below, the Tele, Genio, TVLLC, TV Media, the Principal Seller and National will indemnify the Escrow Agent for, and defend and hold it harmless against, any loss, liability or expense (including but not limited to attorneys' fees and disbursements) arising out of or in connection with, its acceptance of or the performance of its duties and obligations under or the interpretation of this Agreement; provided, however, that this
                  Section 3(c) shall not apply to losses, liabilities and expenses caused by the bad faith, willful misconduct or gross negligence of the Escrow Agent.

            (d) The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes to be genuine. The Escrow Agent may act in reliance upon any instrument or signature it reasonably believes to be genuine and the Escrow Agent may assume that any person purporting to give any advice or make any statement in connection with the provisions hereof has been duly authorized to do so.

            (e) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own bad faith, willful misconduct or gross negligence.

            (f) The Escrow Agent may seek the advice of legal counsel as to any question arising from or relating to the construction of any of the provisions of this Agreement or its duties or obligations hereunder or otherwise, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

            (g) The Escrow Agent does not make and will not be required or deemed to make any representation as to the validity or genuineness of any agreement, document or other instrument held by or delivered to it.

            (h) If a dispute arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver any of the Escrowed Shares or as to any other matter arising from or relating to the Escrowed Shares or this Agreement, the Escrow Agent shall not be required to determine such dispute and need not make any delivery of any of the Escrowed Shares, but will retain the same until the rights of the parties to the dispute shall have finally been determined by written agreement among the parties to the dispute or by final non-appealable order of a court of competent jurisdiction. In the event that the Escrow Agent has received notice of such order or any such agreement, the Escrow Agent shall cause the Escrowed Shares to be released and delivered in accordance with such agreement or order and in accordance with Section 5 below.

            (i) The Escrow Agent shall be entitled to assume that no dispute of the type referred to in Section 3(h) has arisen unless it has received a written notice that such a dispute has arisen, which written notice refers specifically to this Agreement and identifies by name and address the adverse claimants in such dispute. Any party delivering written notice of a dispute pursuant to this Section 3(i) shall simultaneously therewith deliver a copy of such notice to all parties hereto in accordance with Section 10 hereof, with such copies to such persons as are specified therein. For purposes of this Section 3(i), the Escrow Agent shall not be deemed to have received a written notice until all parties to this Agreement have received such written notice. If a dispute of the type referred to in Section 3(h) arises, the Escrow Agent may, in its sole discretion

                  (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of such dispute.

      4.    Delivery to Escrow of the Escrowed Shares.

            (a) At the closing of the Acquisition (the "Acquisition Closing"), 2,157,667 shares of National common stock (the "Escrowed Shares") shall be escrowed with the Escrow Agent.

      5. Release of Escrow. The Escrow Agent shall hold, release and deliver the Escrowed Shares as follows:

            (a) If at any time the Escrow Agent receives a written certification from the chief financial officer of National or from the Accounting Firm authorizing the release of some or all of the Escrowed Shares, then the Escrow Agent shall deliver the amount of Escrowed Shares set forth in such certification (the "Certification") to the Sellers with each Seller to receive the percentages of the Escrowed Shares as set forth in Schedule A annexed hereto so long as the Escrow Agent does not receive an objection from National within three business days of the Escrow Agent giving National written notice of its receipt of the Certification.

            (b) In the event that National raises an objection to the release of any of the Escrowed Shares, the Escrow Agent shall release such of the Escrowed Shares, if any, as are not in controversy and shall continue to hold the remaining Escrowed Shares until it receives the joint written instructions of National and Tele.

            (c) Any party delivering written instructions or objections pursuant to Sections 5(a) or (b) above to the Escrow Agent shall, simultaneously therewith, deliver a copy of such instructions to all other parties at their respective addresses set forth in Section 10 below, with such copies to such persons as are specified therein. For purposes of Sections 5(a) or (b), written instructions or objections shall not be deemed to have been received by the Escrow Agent until such time as a copy thereof has been received by each party hereto other than the party delivering such instructions. In addition, the Escrow Agent shall deliver a copy of each such instructions and objections to the other parties.

            (d) Upon receipt of a Certification that all of the Escrowed Shares may be released to the Sellers, and the absence of any objection thereto as provided in Section 5(a) above, the Escrow Agent shall promptly transmit the Escrowed Shares then in its possession to the Sellers and the escrow account shall be terminated with no further action required by any party hereto.

            (e) In the event that any Escrowed Shares are not released to the Sellers after the expiration of the Second Period in accordance with the provisions of this Section 5, such Escrowed Shares shall be deemed to be forfeited and all forfeited Escrowed Shares shall be delivered by the Escrow Agent to National for cancellation.

      6.    Successor Escrow Agent.

            (a) The Escrow Agent may, at any time, resign as such with or without the prior written consent of all the parties hereto, in which case the Escrow Agent (and any successor escrow agent) shall deliver the Escrowed Shares to any successor escrow agent jointly designated by National and the Sellers in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further duties and obligations arising in connection with this Agreement. The resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor escrow agent, or (ii) the day which is 30 days after the date of the delivery of the Escrowed Shares and a copy of this Agreement to any court of competent jurisdiction. In the event that a successor escrow agent has not been appointed at the expiration of such 30-day period, the Escrow Agent's sole responsibilities hereunder shall be: (i) to maintain the safekeeping of the Escrowed Shares and any other documents delivered to it hereunder, if any, and (ii) to release and deliver the Escrowed Shares and any such documents in accordance with Section 5 of this Agreement.

            (b) If the Escrow Agent receives a written notice signed by National and the Sellers stating that they have selected a successor escrow agent, the Escrow Agent shall deliver the Escrowed Shares (and any other documents then held by it hereunder, if any) to the successor escrow agent named in the aforesaid notice within 15 days after receipt of such written notice.

      7.    Fees and Costs of the Escrow Agent.

            (a) The Escrow Agent shall be entitled to the reimbursement of any reasonable expenses (including but not limited to attorneys' fee and disbursements) actually incurred by it in the performance of its duties hereunder. Without limiting any other provision of this Agreement, the amount of such reimbursements will be borne by National, except as provided in paragraph 7(b) below.

            (b) Notwithstanding any provision in this Agreement to the contrary, if National, Tele, Genio, TVLLC, TV Media or the Sellers are determined to be in breach of or default under any of the provisions hereof, or has been determined by a court of competent jurisdiction to have delivered any written notice or instructions in bad faith or containing untrue statements, then such party shall bear: (i) all the costs and expenses of the Escrow Agent required to be paid by any party hereunder, and (ii) all costs and expenses (including but not limited to attorneys' fees and disbursements) incurred by each other party as a result of, or in connection with, such breach, default or dispute, or written notice or instruction; provided, however, that the foregoing shall not affect the Escrow Agent's right to seek payment from any party hereunder.

         8. Voting Rights and/or Dividends. Notwithstanding any provision to the contrary in this Agreement or elsewhere, during the time that the Escrowed Shares are held in escrow by the Escrow Agent in accordance with this Agreement, Sellers or their designees shall be entitled to exercise any and all voting and/or other consensual rights accruing to the owner thereof and to receive all dividends and other distributions made thereupon.

         9. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to such State's principles of conflicts of law.

         10. Notices. All notices, demands, requests, consents, approvals, reports or other communications required or permitted to be given pursuant to this Agreement shall be in writing and if such notice is given pursuant to Section 5 hereof, such notice shall be delivered to the following addresses (or such other address as the recipient party may hereafter specify in the same manner):

                  To National:                National Management Consulting,
                                                Inc.
                                              545 Madison Avenue, 6th Floor
                                              New York, New York   10022
                                              Steven A. Horowitz, President
                  Facsimile:                  (212) 755-6660

                  With a Copy To:             John D'Angelo, Esq.
                                              C/o Adelphia Capital LLCi;pitc
                                              545 Madison Avenue, 6th  Floor
                                              New York, New York  10019
                  Facsimile:                  (212) 755-6660

                  To Tele, Genio, TVLLC,
                  TV Media and Sellers:       Shai Bar-Lavi
                                              c/o Tele-V, Inc.
                                              1126 Avenue of the Americas,
                                              Suite 4020
                                              New York, New York 10019
                  Facsimile:                  (212) 626-6703


                  To Escrow Agent:            Sommer & Schneider LLP
                                              595 Stewart Avenue, Suite 710
                                              Garden City, NY  11530
                                              Attn:  Herbert H. Sommer
                  Facsimile:                  (516) 228-8211

      Except as otherwise provided in Sections 3(i) and 5(c) hereof, all such instructions, objections, notices, requests, consents and other communications, if sent via facsimile shall be deemed to have been given when received, if sent by overnight courier shall be deemed to have been given one (1) business day after deposit with such overnight courier and if sent via U.S. mail, shall be deemed to have been given three (3) business days after deposit in a U.S. postal depository, certified mail, return receipt requested.

      11.   Sommer & Schneider LLP.

            (a) Each party acknowledges that Sommer & Schneider LLP has acted as legal counsel to and representative of National and its respective affiliates and agrees that such counsel and representation do not and will not constitute a grounds for disqualifying Sommer & Schneider LLP from acting as Escrow Agent hereunder.

            (b) Notwithstanding anything to contrary contained herein, it is expressly understood by the parties hereto that the Escrow Agent, in that capacity, at any time that it is required or permitted to seek legal counsel under this Agreement, may seek such legal counsel from Sommer & Schneider LLP, and that either National or Tele, Genio, TVLLC, TV Media or the Sellers will be liable (as provided in Sections 3(c), 7(a) and 7(b)) to Sommer & Schneider LLP for any services performed and billed to the Escrow Agent by Sommer & Schneider LLP at its customary hourly rates and all of Sommer & Schneider LLP's disbursements in connection with the provision of such services.

      12. Headings. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit or describe the scope of this

            Agreement or the intent of any section.

      13. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each were upon the same instrument.


      14. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, supersedes all prior negotiations between the parties, and can be amended, modified, supplemented, extended, terminated, discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by all parties.

      15. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective permitted successors and assigns and shall not be enforceable by or create or evidence any right of any third party. Sellers shall be entitled to assign this Escrow Agreement and all of their rights, privileges, interests, and remedies hereunder to any other person, firm, entity, bank, or corporation whatsoever without notice to or consent by National and such assignee shall be entitled to the benefits of this Escrow Agreement and to exercise all such rights, interests, and remedies as fully as the Sellers. National may not assign this Escrow Agreement without the express written consent of the Sellers which may be withheld in its sole discretion.

      16. Severability. Any provision of this Agreement that may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is expressly understood, however, that the parties intend each and every provision of this Agreement to be valid and enforceable and hereby knowingly waive all rights to object to any provision of this Agreement.

      17. Further Assurances. Each of the parties agrees that it shall use its good faith efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary to consummate and make effective this Agreement.

      [SIGNATURE PAGE TO ESCROW AGREEMENT]

      IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed as of the date first above written.

                                              Sommer & Schneider LLP
                                              As Escrow Agent


                                              By:_______________________________
                                                 Herbert Sommer, Esq.


                                              NATIONAL MANAGEMENT
                                              CONSULTING, INC.


                                              By: /s/ Steven A. Horowitz
                                                 -------------------------------
                                              Name:  Steven A. Horowitz
                                              Title:    President and Chairman

                                              TELE-V, INC.

                                              By: /s/ Shai Bar-Lavi
                                                 -------------------------------
                                              Name:  Shai Bar-Lavi
                                              Title:    President

                                              PRINCIPAL SHAREHOLDER OF TELE-V,
                                                INC.

                                              By: /s/ Shai Bar-Lavi
                                                 -------------------------------
                                                       Shai Bar-Lavi

                                              REMAINING SHAREHOLDERS OF TELE-V,
                                                INC.

                                              /s/ Anna Sachs Bar-Lavi
                                              ----------------------------------
                                              Anna Sachs Bar-Lavi

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as
                                              co-trustee for Gabriella Sachs
                                                Bar-Lavi

[CONTINUED SIGNATURE PAGE TO ESCROW AGREEMENT]

                                              /s/ Anna Sachs Bar-Lavi
                                              ----------------------------------
                                              Anna Sachs Bar-Lavi as co-trustee
                                              For Gabriella Sachs Bar-Lavi

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as
                                              cotrustee for Michael Sachs
                                              Bar-Lavi

                                              /s/ Anna Sachs Bar-Lavi
                                              ----------------------------------
                                              Anna Sachs Bar-Lavi as co-trustee
                                              For Michael Sachs Bar-Lavi

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as co-trustee for
                                              Daniel Sachs Bar-Lavi

                                              /s/ Anna Sachs
                                              ----------------------------------
                                              Anna Sachs
                                              Bar-Lavi as co-trustee
                                              for Daniel Sachs Bar-Lavi

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as trustee for
                                              JEG Group Ltd.

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as trustee for
                                              JEG Group Ltd.

                                              /s/ Shai Bar-Lavi
                                              ----------------------------------
                                              Shai Bar-Lavi as trustee for
                                              JEG Group Ltd.

                                   SCHEDULE A

The percentage ownership of the Escrow Shares is as follows:

      Shareholder                                                 % ownership
      -----------                                                 -----------

      Shai Bar-Lavi                                                   5%
      Anna Sachs Bar-Lavi                                            12.5%
      Shai Bar Lavi and Anna Sachs
      Bar-Lavi, as co-trustees for
      Gabriella Sachs Bar-Lavi                                        2.5%
      Shai Bar-Lavi and Anna Sachs
      Bar-Lavi, as co-trustees for
      Michael Sachs Bar-Lavi                                          2.5%
      Shai Bar-Lavi and Anna Sachs
      Bar-Lavi, as co-trustees for
      Daniel Sachs Bar-Lavi                                           2.5%
      Shai Bar-Lavi, as trustee for
      JEG Group Ltd.                                                   25%
      Shai Bar-Lavi, as trustee for
      JEG Group Ltd.                                                   25%
      Shai Bar-Lavi, as trustee for
      JEG Group Ltd.                                                   25%